Exhibit 10.1

AMENDMENT NO. 1 dated as of November 10, 2005 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of April 1, 2004 (the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM HOLDING COMPANY, a Delaware corporation (“Holdings”), the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A.                                   Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

B.                                     The Borrower has requested that the Credit Agreement be amended as set forth herein.

C.                                     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments. (a)  Section 1.01 of the Credit Agreement is hereby amended by inserting the following in the appropriate alphabetical order therein:

“Bonus and Dividend Payments” shall mean payments in cash, on or prior to May 10, 2006, in an aggregate amount not to exceed $130,000,000 by Holdings and/or the Borrower of (a) dividends, (b) payments (whether characterized as compensation, bonuses or otherwise) to holders of options to purchase equity of Parent in the amount of the dividends that such holders would have received in respect of such equity had their options been exercised, (c)  payments to terminate deferred compensation arrangements and (d) one-time special bonus payments not in excess of $7,500,000 in cash in lieu of the establishment of deferred compensation arrangements.

“Cumulative Excess Cash Flow “ shall mean, at any time, the sum of the Excess Cash Flow (but not less than zero in any period) for each fiscal year, commencing with the fiscal year commencing on October 1, 2005, and ending on the Borrower’s most recently ended fiscal year, less the amount thereof used at or prior to such time to make Restricted Payments.

“Other Subordinated Debt “ shall mean unsecured Indebtedness of Holdings or the Borrower (which may be Guaranteed by an Loan Party on a subordinated basis) that satisfies the conditions set forth in the proviso to Section 6.01(i).

“Parent” shall mean TD Holding Corporation, a Delaware corporation.

“Parent Indebtedness” shall mean Indebtedness of Parent, in an aggregate principal amount not to exceed $200,000,000, which Indebtedness (a) matures after the Term Loan Maturity Date, (b) shall not require any scheduled payment of principal prior to its maturity, (c) shall not require Parent to maintain any specified financial condition or performance and (d) shall not be Guaranteed by any Loan Party.

(b)         The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)             by deleting clause (a)(ii) thereof and substituting therefor the words “(ii) consolidated provisions for taxes based on income, profits or capital and commercial activity (or similar taxes) for such period”; and

(ii)          by (A) deleting the word “and” at the end of clause (a)(xii) thereof and substituting therefor a comma and (B) inserting at the end of clause (a)(xiii) thereof the words “, (xiv) Bonus and Dividend Payments made during such period and (xv) earnout payments and deferred purchase price payments made in connection with a Permitted Acquisition”.

(c)          The definition of the term “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)             by deleting the word “and” at the end of clause (b)(iv) thereof and substituting therefore a comma; and

(ii)          by inserting at the end of clause (b)(v) thereof the words “, (vi) Bonus and Dividend Payments made in cash during such fiscal year to the extent added back to Consolidated EBITDA (pursuant to clause (a)(xiv) of the definition of such term) and (vii) earnout payments and deferred purchase price payments made in cash during such fiscal year to the extent added back to Consolidated EBITDA (pursuant to clause (a)(xv) of the definition of such term)”.

(d)         The definition of the term “Public Equity Offering” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)             by inserting therein the words “or Parent” after the words “and by, Holdings”; and

(ii)          by deleting therefrom the words “, which yields not less than $75,000,000 is Net Cash Proceeds to Holdings”.

(e)          The definition of the term “Restricted Payment” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the words “whether in cash, securities or other property” in the first place they appear therein the words “, including Bonus and Dividend Payments”.

(f)            Section 2.13(c) (Equity Sweep) of the Credit Agreement is hereby deleted and the words “[Intentionally Omitted]” substituted therefor.

(g)         Section 6.01(g) (Subordinated Notes) of the Credit Agreement is hereby amended by deleting the proviso thereto and substituting therefor the words “; provided, however, that up to $250,000,000 aggregate principal amount of Other Subordinated Debt may be incurred

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pursuant to this paragraph (g) so long as the Borrower complies with the provisions of Section 2.13(e);”

(h)         Section 6.01(i) (Other Subordinated Debt) of the Credit Agreement is hereby amended by deleting therefrom the words “in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to the proviso to Section 6.01(g) (to the extent the proceeds thereof are not required to be applied to the prepayment of outstanding Term Loans pursuant to Section 2.13(e)) and Section 6.01(h), not in excess of $250,000,000 at any time outstanding”.

(i)             Section 6.04(g) (Permitted Acquisitions) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) the Borrower or any Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or not less than 100% of the Equity Interests (except for directors’ qualifying shares) of a person (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the Borrower or any Subsidiary; (ii) the Acquired Entity shall be a going concern and after giving effect to the acquisition the Borrower shall be in compliance with Section 6.08; (iii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing; (B) the Borrower would be in Pro Forma Compliance; and (C) after giving effect to such acquisition, there must be at least $10,000,000 of unused and available Revolving Credit Commitments; and (iv) the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.09 and the Security Documents (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(g) being referred to herein as a “Permitted Acquisition”);

(j)             Section 6.06(a)(iv) (Restricted Payments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) on and after the date of delivery of the financial statements for the fiscal year ending on September 30, 2005, Holdings and the Borrower may make Restricted Payments in an amount not to exceed the then-available Cumulative Excess Cash Flow, so long as (x) no Default shall have occurred and be continuing or would result therefrom, (y) prior to or contemporaneously with such Restricted Payment, the Borrower shall have made any mandatory prepayment required by Section 2.13(d), and (z) at the time of such Restricted Payment, the Leverage Ratio is less than 4.00 to 1.00;”

(k)          Section 6.06(a) (Restricted Payments) of the Credit Agreement is hereby further amended by (i) redesignating clause (v) thereof as clause (vi) (and changing the reference to clause (v) within such clause to be a reference to clause (vi)) and (ii) adding the following thereto as a new clause (v):

“(v) so long as no Default shall have occurred and be continuing or would result therefrom, Holdings may make (and the Borrower may make distributions to enable Holdings to make) (A) Bonus and Dividend Payments, and (B) any

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dividend the proceeds of which are used, directly or indirectly, to pay interest in respect of the Parent Indebtedness;”

(l)             Section 6.10(b) (Capital Expenditures Carryforward) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The amount of permitted Capital Expenditures set forth in paragraph (a) above (as adjusted in accordance with the terms thereof) in respect of any fiscal year commencing with the fiscal year ending on September 30, 2004, may be carried forward and used in either of the two succeeding fiscal years.  For purposes of this paragraph, the amount of Capital Expenditures made in any fiscal year shall be allocated first, to the amount carried forward to such fiscal year from the second preceding fiscal year, second, to the amount carried forward to such fiscal year from the immediately preceding fiscal year, and third, to the scheduled amount permitted under paragraph (a) above for such fiscal year.”

(m)       Section 6.11 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following table:

Period	Ratio
Closing Date through June 30, 2004	2.00 to 1.00
July 1, 2004 through September 30, 2004	2.15 to 1.00
October 1, 2004 through March 31, 2005	2.35 to 1.00
April 1, 2005 through June 30, 2006	2.45 to 1.00
July 1, 2006 through March 31, 2007	2.55 to 1.00
April 1, 2007 through March 31, 2008	2.75 to 1.00
Thereafter	3.00 to 1.00

(n)         Section 6.13 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following table:

Period	Ratio
Closing Date through June 30, 2004	6.40 to 1.00
July 1, 2004 through September 30, 2004	5.75 to 1.00
October 1, 2004 through December 31, 2004	5.50 to 1.00
January 1, 2005 through March 31, 2005	5.40 to 1.00
April 1, 2005 through June 30, 2005	5.30 to 1.00
July 1, 2005 through December 31, 2006	5.00 to 1.00
January 1, 2007 through March 31, 2007	4.75 to 1.00
April 1, 2007 through March 31, 2008	4.25 to 1.00
April 1, 2008 through June 30, 2009	4.00 to 1.00
July 1, 2009 through June 30, 2010	3.75 to 1.00
Thereafter	3.50 to 1.00

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SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent, the Issuing Bank and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3.  Amendment Fee.  The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon (New York City time) on November 10, 2005 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.1% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date.  The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date (as defined below).

SECTION 4.  Effectiveness.  This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders; provided, however, that if this Amendment is not approved by each of the Revolving Credit Lenders, then the amendment effected by Section 1(b) hereof shall not be effective solely for purposes of determining the Leverage Ratio as such term is used in the definition of the term “Applicable Percentage”.

SECTION 5.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall

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constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Confidentiality.  The Administrative Agent and the Lenders acknowledge and agree that any information received from Holdings and/or the Borrower in connection with this Amendment shall be governed by Section 9.16 of the Credit Agreement.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TRANSDIGM INC.,

by	/s/ GREGORY RUFUS
Name: Gregory Rufus
Title: Executive VP and CFO

TRANSDIGM HOLDING COMPANY,

By	/s/ GREGORY RUFUS
Name: Gregory Rufus
Title: VP and CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent, Collateral Agent and Issuing Bank,

by	/s/ Dana Klein
Name: Dana Klein
Title: Managing Director

by	/s/ James Moran
Name: James Moran
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF NOVEMBER 10, 2005, TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 1, 2004.

Name of Lender: Trimaran CLO IV Ltd.

By: Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Lender: General Electric Capital Corporation

by	/s/ Marie G. Mollo
Name: Marie G. Mollo
Title: Duly Authorized Signatory

Name of Lender: Oak Hill Credit Partners I, Limited

By: Oak Hill CLO Management I, LLC, as Investment Manager

by	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

Name of Lender: Oak Hill Credit Partners II, Limited

By: Oak Hill CLO Management II, LLC, as Investment Manager

by	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

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Name of Lender: Oak Hill Credit Partners III, Limited

By: Oak Hill CLO Management III, LLC, as Investment Manager

by	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

Name of Lender: Allstate Life Insurance Company

by	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Breege A. Farrell
Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender: AIMCO CLO, Series 2005-A

by	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Breege A. Farrell
Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender: Stone Tower Credit Funding I Ltd.

By: Stone Tower Debt Advisors, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender: Stone Tower CLO IV Ltd.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender: Stone Tower CLO II Ltd.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender: Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

by
Name:
Title:

Name of Lender: Ballyrock CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Ballyrock CDO I Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for Denali Capital CLO III, LTD., or an affiliate

by	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

Name of Lender: Avalon Capital LTD. 3

By: INVESCO Senior Secured Management, Inc., as Asset Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Bank of America, N.A.

by	/s/ David H. Stricket
Name: David H. Stricket
Title: SVP

Name of Lender: Landmark III CDO Limited

By: Aladdin Capital Management LLC, as Manager

by	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

Name of Lender: National City Bank

by	/s/ Daniel R. Raynor
Name: Daniel R. Raynor
Title: Vice President

Name of Lender: Nomura Bond and Loan Fund

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management, Inc.
Attorney in Fact

by	/s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Director

Name of Lender: Clydesdale CLO 2003 Ltd.

By: Nomura Corporate Research and Asset Management, Inc., as Collateral Manager

by	/s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Director

Name of Lender: Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance CDO III, LTD.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Constantinus Eaton Vance CDO V, Ltd.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance CDO VI, LTD.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Grayson & Co.

By: Boston Management and Research, as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company, N.A. as Fiduciary Custodian

By: Eaton Vance Management, Attorney in Fact

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Big Sky III Senior Loan Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance VT Floating Rate Income Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Tolli & Co.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Variable Leverage Fund Ltd.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Senior Debt Portfolio

By: Boston Management and Research, as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Black Diamond CLO 2005-1 LTD.

By: Black Diamond Capital Management, L.L.C., as its Collateral Manager

by	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner, Black Diamond Capital Management, L.L.C.

Name of Lender: Eagle Creek CLO, Ltd.

by	/s/ Thomas N. Davis
Name: Thomas N. Davis
Title: AVP

Name of Lender: ARES III CLO Ltd.

By: ARES CLO Management LLC, Investment Manager

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender: Ares IV CLO Ltd.

By: Ares CLO Management IV, L.P., Investment Manager

By: Ares CLO GP IV, LLC, its Managing Member

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender: Ares VII CLO Ltd.

By: Ares CLO Management VII, L.P., Investment Manager

By: Ares CLO GP VII, LLC, its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender: Ares VIII CLO Ltd.

By: Ares CLO Management VIII, L.P., Investment Manager

By: Ares CLO GP VIII, LLC, its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender: Loan Funding III LLC

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Name of Lender: Sequils-Magnum, Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Name of Lender: Wrigley CDO, Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Name of Lender: Credit Industriel et Commercial

by	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

by	/s/ Sean Mounier
Name: Sean Mounier
Title: First Vice President

Name of Lender: Longhorn CDO III, Ltd.

By: Merrill Lynch Investment Managers, L.P., as Collateral Manager

by
Name:
Title:

Name of Lender: Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

by	/s/ Mikus N. Kins
Name: Mikus N. Kins
Title: Attorney in Fact

Name of Lender: Van Kampen Senior Income Trust

By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

Name of Lender: Van Kampen Senior Loan Fund

By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

Name of Lender: Morgan Stanley Prime Income Trust

by	/s/ Jinny K. Kim
Name: Jinny K. Kim
Title: Vice President

Name of Lender: Venture CDO 2002 Limited

By: its Investment Advisor, MJX Asset Management LLC

by	/s/ Michael Regan
Name: Michael Regan
Title: Director

Name of Lender: Venture II CDO 2002 Limited

By: its Investment Advisor, MJX Asset Management LLC

by	/s/ Michael Regan
Name: Michael Regan
Title: Director

Name of Lender: Charter View Portfolio

By: INVESCO Senior Secured Management, Inc., as Investment Advisor

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Diversified Credit Portfolio LTD.

By: INVESCO Senior Secured Management, Inc., as Investment Advisor

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: AIM Floating Rate Fund

By: INVESCO Senior Secured Management, Inc., as Sub-Advisor

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: INVESCO European CDO I S.A.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Sequils-Liberty, Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Nautique Funding Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Saratoga CLO I, Limited

By: INVESCO Senior Secured Management, Inc., as Asset Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Avalon Capital Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: Sagamore CLO Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender: LCM I Limited Partnership

By: Lyon Capital Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Name of Lender: LCM III, Ltd.

By: Lyon Capital Magement LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Name of Lender: Ino-Suez Capital Funding VI, Limited

By: Lyon Capital Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Name of Lender: Putnam Floating Rate Income Fund

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Putnam Variable Trust - Put High Yield Fund

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Putnam Diversified Income Trust

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Putnam Master Intermediate Income Trust

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Putnam Premier Income Trust

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Putnam Variable Trust - Put Diversified Income Fund

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender: Flagship Capital CLO II

By: Flagship Capital Management, Inc.

by	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Title: Director

Name of Lender: Waveland-INGOTS, LTD.

By: Pacific Investment Management Company, LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Name of Lender: Flagship Capital CLO 2001-1

By: Flagship Capital Management, Inc.

by	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Title: Director

Name of Lender: Harbour Town Funding LLC

by	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Name of Lender: Sankaty Advisors LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Sankaty Advisors, Inc. as Collateral Manager for Brant Point CBO 1999-1 Ltd, as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Sankaty Advisors LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Sankaty Advisors LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Sankaty Advisors LLC as Collateral Manager for Castle Hill I- INGOTS, Ltd., as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Sankaty Advisors LLC as Collateral Manager for Castle Hill III CLO Limited, as Term Lender

by	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

Name of Lender: Citigroup Investments Corporate Loan Fund, Inc.

By: Citigroup Alternative Investments LLC

by	/s/ Maura Connor
Name: Maura Connor
Title: Vice President

Name of Lender: Columbus Loan Funding Ltd.

By: Citigroup Alternative Investments LLC

by	/s/ Maura Connor
Name: Maura Connor
Title: Vice President

Name of Lender: Gallatin Funding I Ltd.

By: Bear Stearns Asset Management Inc., as its Collateral Manager

by	/s/ Jonathan Bery
Name: Jonathan Bery
Title: Associate Director

Name of Lender: Bear Stearns Loan Trust

By: Bear Stearns Asset Management Inc., as its attorney in fact

by	/s/ Jonathan Bery
Name: Jonathan Bery
Title: Associate Director

Name of Lender: Braymoor & Co.

By: Bear Stearns Asset Management Inc., as its attorney in fact

by	/s/ Jonathan Bery
Name: Jonathan Bery
Title: Associate Director

Name of Lender: UBS AG, Stamford Branch

by	/s/ Salloz Slides
Name: Salloz Slides
Title: Associate Director Banking Products Services, US

by	/s/ Joselin Fernades
Name: Joselin Fernades
Title: Associate Director Banking Products Services, US

Name of Lender: Ballantyne Funding LLC

by	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Name of Lender: Jupiter Loan Funding LLC

by	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Name of Lender: Muirfield Trading LLC

by	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Name of Lender: Toronto Dominion (New York) LLC

by	/s/ Masood Fikfee
Name: Masood Fikfee
Title: Authorized Signatory

Name of Lender: CIT Lending Services Corporation

by	/s/ Barbara Habbab
Name: Barbara Habbab
Title: VP

Name of Lender: Rosemount CLO, Ltd.

By: Deerfield Capital Management LLC, as its Collateral Manager

by	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Name of Lender: Bryn Mawr CLO, Ltd.

By: Deerfield Capital Management LLC, as its Collateral Manager

by	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Name of Lender: Forest Creek CLO, Ltd.

By: Deerfield Capital Management LLC, as its Collateral Manager

by	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Name of Lender: Long Grove CLO, Limited

By: Deerfield Capital Management LLC, as its Collateral Manager

by	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Name of Lender: Market Square CLO, Ltd.

By: Deerfield Capital Management LLC, as its Collateral Manager

by	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Name of Lender: ECL Loan Funding LLC for itself or as agent for ECL 2 Loan Funding LLC

by	/s/ Mikus Kins
Name: Mikus Kins
Title: Attorney in fact

by	/s/ Matthew Massier
Name: Matthew Massier
Title: As Attorney in fact

Name of Lender: Dryden IV - Leveraged Loan CDO 2003

By: Prudential Investment Management, Inc., as Collateral Manager

by
Name:
Title:

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC, as Investment Advisor

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Maplewood (Cayman) Limited

By: Babson Capital Management LLC, as Investment Advisor

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Suffield CLO, Limited
Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2005-III

By: Babson Capital Management LLC, as Collateral Manager

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Bill & Melinda Gates Foundation

By: Babson Capital Management LLC, as Investment Advisor

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director